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                                                                 Exhibit 10.8(b)


                     AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


         AMENDMENT dated as of October 20, 2000 to the Credit Agreement dated as of April 30, 1998 (the "CREDIT AGREEMENT") among THE TIMBERLAND COMPANY (the "COMPANY") , the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as agent (the "AGENT").

         The parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Amendments. (a) The figure "$100,000,000" appearing in
Section 5.09 of the Credit Agreement is changed to "$75,000,000."

         (b) The figure "$100,000,000" appearing in Section 5.10 of the Credit Agreement is changed to "$140,000,000."

         SECTION 3. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                               THE TIMBERLAND COMPANY


                                            By: ________________________________
                                                Name:
                                                Title:
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                                            BANKS

                                            MORGAN GUARANTY TRUST COMPANY OF
                                              NEW YORK


                                            By: ________________________________
                                                Name:
                                                Title:

                                            FLEET NATIONAL BANK
                                            (formerly known as BankBoston N.A.)


                                            By: ________________________________
                                                Name:
                                                Title:

                                            ABN AMRO BANK N.V.


                                            By: ________________________________
                                                Name:
                                                Title:


                                            By: ________________________________
                                                Name:
                                                Title:

                                            THE NORTHERN TRUST COMPANY

                                            By: ________________________________
                                                Name:
                                                Title:
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                                            FIRST UNION NATIONAL BANK


                                            By: ________________________________
                                                Name:
                                                Title: